Exhibit 99.1

Marchex Announces First Quarter 2019 Results

SEATTLE – May 2, 2019-- Marchex, Inc. (NASDAQ:MCHX), a leading provider of call analytics that drive, measure, and convert callers into customers, today announced its financial results for the first quarter ended March 31, 2019.

Q1 2019 Financial Highlights

•	Revenue was $26.4 million for the first quarter of 2019, compared to $21.9 million for the first quarter of 2018.
•	Core analytics revenue was $12.8 million for the first quarter of 2019, compared to $7.4 million for the first quarter of 2018.
•	Net loss was $1.3 million for the first quarter of 2019 or $0.03 per diluted share. For the first quarter of 2018, net loss was $0.9 million or $0.02 per diluted share.
	Q1 2018	Q1 2019
Revenue	$21.9 million	$26.4 million
Net cash provided by operating activities	$3.0 million	$5.6 million
Cash Balance	$84.6 million	$50.9 million

Non-GAAP Results[1]:
Adjusted EBITDA	$0.3 million	$1.2 million

•	Adjusted non-GAAP income (loss) per share[1] for the first quarter of 2019 was $0.01, compared to ($0.00) for the first quarter of 2018.

[1]

Reconciliations of non-GAAP measures are included in the financial tables attached to this press release and we encourage investors to examine the reconciling adjustments between the GAAP and non-GAAP measures.

Strategic Priorities Update

Grow New and Existing Client Relationships. In the first quarter, Marchex added more than 8 new clients, including enterprise brands in verticals such as Auto, Senior Living, and Home Services.

Accelerate Product Innovation.  Marchex Recently Launched Marchex Stream, its new platform that analyzes consumer-to-business conversational data, gains insights in real time and at meaningful scale, extracts signals of consumer intent and supports predictive analytics and the development of artificial intelligence-driven, use-case specific applications. With Marchex Stream, a customer’s journey can now be captured across its many touchpoints, including inbound and outbound phone calls, SMS, messaging and chat, in a single, unified platform and processed within seconds. Marchex Stream enables businesses to realize the full potential and value of conversational artificial intelligence and is introducing a new set of industry-leading capabilities, including: massive cloud-based conversational data storage and analytics scalability, new streaming capabilities enable processing events and extracting signals from conversations as they occur, a new rich API for developers and a multi-layered, cloud-based advanced security processes and techniques to provide the protection required to support enterprise level needs.

Marchex recently launched Marchex Sales Rescue, a new AI-infused call monitoring, scoring and engagement solution. Marchex Sales Rescue combines Marchex artificial intelligence and machine learning with call monitoring and scoring services to alert businesses when potential buyers hang up without making a purchase, or when certain calls did not meet the business’ customer service standards. This solution identifies in real-time when potential high-value customer prospects engaged in conversations with sales representatives are mishandled in any number of ways, and then gives businesses the opportunity to re-engage immediately to capture these potentially lost opportunities, as well as avoid undesired customer experiences. Marchex’s ability to deliver the Sales Rescue solution has been accelerated by its Callcap subsidiary, which it acquired in November 2018.

“Marchex is making important progress setting the foundation for leadership in conversational analytics and sales acceleration solutions,” said Mike Arends, Chief Financial Officer. “From launching innovative new products that solve critical pain points for our customers, to supporting our many world-class customers as they roll out strategic initiatives with Marchex solutions at the center, 2019 will be a significant step in setting the stage for Marchex to capture meaningful opportunities in this emerging market.”

Business Outlook

The following forward-looking statements reflect Marchex's expectations as of May 2, 2019.

•	For the second quarter, the Company anticipates $12.8 million or more in Marchex’s core analytics revenue, representing a more than 50% increase year-over-year.

Financial Guidance for the Second Quarter ending June 30, 2019

Total Revenue	$25 million or more
Income (loss) from operations	($3) million or better
Adjusted OIBA[1,2]	breakeven or better
Adjusted EBITDA[1,2]	$1 million or better

2  Second quarter GAAP income (loss) from operations is expected to be ($3) million or better, assuming stock-based compensation and amortization of intangibles between $2.8 million and $3 million for the quarter.

Conference Call and Webcast Information

Management will hold a conference call, starting at 5:00 p.m. ET on Wednesday May 2, 2019 to discuss its first quarter ended March 31, 2019 financial results and other company updates. Access to the live webcast of the conference call will be available online from the Investors section of Marchex’s website at www.marchex.com. An archived version of the webcast will also be available at the same location two hours after completion of the call.

About Marchex

Marchex understands the best customers are those who call your company - they convert faster, buy more, and churn less. Marchex provides solutions that help companies drive more calls, understand what happens on those calls, and convert more of those callers into customers. Our actionable intelligence strengthens the connection between companies and their customers, bridging the physical and digital world, to help brands maximize their marketing investments and operating efficiencies to acquire the best customers.

Please visit http://www.marchex.com, www.marchex.com/blog or @marchex on Twitter (Twitter.com/Marchex), where Marchex discloses material information from time to time about the company, its financial information, and its business.

Forward-Looking Statements:

This press release contains forward-looking statements that involve substantial risks and uncertainties. All statements, other than statements of historical facts, included in this press release regarding our strategy, future operations, future financial position, future revenues, other financial guidance, acquisitions, dispositions, projected costs, prospects, plans and objectives of management are forward-looking statements. We may not actually achieve the plans, intentions, or expectations disclosed in our forward-looking statements and you should not place undue reliance on our forward-looking statements. Actual results or events could differ materially from the plans, intentions and expectations disclosed in the forward-looking statements we make. There are a number of important factors that could cause Marchex's actual results to differ materially from those indicated by such forward-looking statements including but not limited to product demand, order cancellations and delays, competition and general economic conditions. These factors are described in greater detail in the "Risk Factors" section of our most recent periodic report and registration statement filed with the SEC. All of the information provided in this release is as of May 2, 2019 and Marchex undertakes no duty to update the information provided herein.

In the event the press release contains links to third party websites or materials, the links are provided solely as a convenience to you. Marchex is not responsible for the content of linked third-party sites or materials and does not make any representations regarding the content or accuracy thereof.

Non-GAAP Financial Information:

To supplement Marchex's consolidated financial statements presented in accordance with GAAP and to provide clarity internally and externally, Marchex uses certain non-GAAP measures of financial performance and liquidity, including Adjusted OIBA, Adjusted EBITDA, and Adjusted non-GAAP income (loss) per share.

Adjusted OIBA represents income (loss) from operations excluding stock-based compensation expense, amortization of intangible assets from acquisitions, and acquisition related costs. This measure, among other things, is one of the primary metrics by which Marchex evaluates the performance of its business. Adjusted OIBA is the basis on which Marchex's internal budgets are based and by which Marchex's management is currently evaluated. Marchex believes these measures are useful to investors because they represent Marchex's consolidated operating results, taking into account depreciation and other intangible amortization, which Marchex believes is an ongoing cost of doing business, but excluding the effects of certain other expenses such as stock-based compensation, amortization of intangible assets from acquisitions, and acquisition related costs. Adjusted EBITDA represents income (loss) before interest, income taxes, depreciation, amortization, stock compensation expense and acquisition related costs. Marchex believes that Adjusted EBITDA is another alternative measure of liquidity to GAAP net cash provided by (used in) operating activities that provides meaningful supplemental information regarding liquidity and is used by Marchex's management to measure its ability to fund operations and its financing obligations. Financial analysts and investors may use Adjusted OIBA and Adjusted EBITDA and Enterprise Revenue to help with comparative financial evaluation to make informed investment decisions. Adjusted non-GAAP income (loss) per share represents Adjusted non-GAAP income (loss) divided by GAAP diluted shares outstanding. Adjusted non-GAAP income (loss) generally captures those items on the statement of operations that have been, or ultimately will be, settled in cash exclusive of certain items that are not indicative of Marchex’s recurring core operating results and represents net income (loss) applicable to common stockholders plus the net of tax effects of: (1) stock-based compensation expense, (2) acquisition related costs, (3) interest and other income (expense), and (4) amortization of intangible assets from acquisitions. Financial analysts and investors may use Adjusted non-GAAP income (loss) per share to analyze Marchex's financial performance since these groups have historically used EPS related measures, along with other measures, to estimate the value of a company, to make informed investment decisions, and to evaluate a company's operating performance compared to that of other companies in its industry.

Marchex's management believes that investors should have access to, and Marchex is obligated to provide, the same set of tools that management uses in analyzing the company's results. These non-GAAP measures should be considered in addition to results prepared in accordance with GAAP, and should not be considered in isolation, as a substitute for, or superior to, GAAP results. Marchex’s non-GAAP financial measures may be defined differently from time to time and may be defined differently than similar titled terms used by other companies, and accordingly, care should be exercised in understanding how Marchex defines its non-GAAP financial measures in this release. Marchex endeavors to compensate for the limitations of the non-GAAP measures presented by providing the comparable GAAP measure with equal or greater prominence, GAAP financial statements, and detailed descriptions of the reconciling items and adjustments, including quantifying such items, to derive the non-GAAP measure.

For further information, contact:

Trevor Caldwell
Marchex Investor Relations

Telephone: 206.331.3600
Email: ir@marchex.com

Or

MEDIA INQUIRIES

Marchex Corporate Communications

Telephone: 206.331.3434

Email: marchex@edelman.com

MARCHEX, INC. AND SUBSIDIARIES

Condensed Consolidated Statements of Operations

(in thousands, except per share amounts)

(unaudited)

	Three Months Ended March 31,
	2018	2019
Revenue	$21,896	$26,406
Expenses:
Service costs (1)	12,823	14,258
Sales and marketing (1)	3,610	4,113
Product development (1)	3,648	4,568
General and administrative (1)	2,970	3,320
Amortization of intangible assets from acquisitions	—	1,568
Acquisition related costs	—	182
Total operating expenses	23,051	28,009
Loss from operations	(1,155)	(1,603)
Interest income and other, net	240	185
Loss before provision for income taxes	(915)	(1,418)
Income tax expense (benefit)	11	(119)
Net loss applicable to common stockholders	$(926)	$(1,299)

Basic and diluted net loss per Class A and Class B share applicable to common stockholders	$(0.02)	$(0.03)
Shares used to calculate basic net loss per share applicable to common stockholders:
Class A	5,056	5,056
Class B	38,039	39,827
Shares used to calculate diluted net loss per share applicable to common stockholders:
Class A	5,056	5,056
Class B	43,095	44,883

(1) Includes stock-based compensation allocated as follows:
Service costs	$128	$59
Sales and marketing	214	177
Product development	91	76
General and administrative	518	233
Total	$951	$545

MARCHEX, INC. AND SUBSIDIARIES

Condensed Consolidated Balance Sheets

(in thousands)

(unaudited)

	December 31,	March 31,
	2018	2019
Assets
Current assets:
Cash and cash equivalents	$45,230	$50,906
Accounts receivable, net	16,198	14,716
Prepaid expenses and other current assets	2,657	2,919
Total current assets	64,085	68,541
Property and equipment, net	2,921	2,774
Right-of-use lease asset	—	7,065
Other assets, net	917	848
Goodwill	24,442	24,442
Intangible assets from acquisitions, net	20,697	19,129
Total assets	$113,062	$122,799
Liabilities and Stockholders’ Equity
Current liabilities:
Accounts payable	$5,968	$6,687
Accrued expenses and other current liabilities	5,807	6,128
Current portion of acquisition-related liabilities	1,215	1,276
Deferred revenue and deposits	1,782	3,955
Lease liability current	—	1,517
Total current liabilities	14,772	19,563
Other non-current liabilities	1,287	91
Deferred tax liabilities	1,531	1,390
Lease liability non-current	—	6,787
Non-current portion of acquisition-related liabilities	446	502
Total liabilities	18,036	28,333
Stockholders’ equity:
Class A common stock	53	53
Class B common stock	370	371
Treasury stock	—	(1)
Additional paid-in capital	350,801	351,540
Accumulated deficit	(256,198)	(257,497)
Total stockholders’ equity	95,026	94,466
Total liabilities and stockholders’ equity	$113,062	$122,799

MARCHEX, INC. AND SUBSIDIARIES

(in thousands)

(unaudited)

Reconciliation of GAAP Loss from Operations to Adjusted Operating Income (Loss) Before Amortization (Adjusted OIBA)

	Three Months Ended March 31,
	2018	2019
Loss from operations	$(1,155)	$(1,603)
Stock-based compensation	951	545
Amortization of intangible assets from acquisitions	—	1,568
Acquisition related costs	—	182
Adjusted OIBA	$(204)	$692

Reconciliation from Net Cash provided by Operating Activities to Adjusted EBITDA

	Three Months Ended March 31,
	2018	2019
Net cash provided by operating activities	$3,021	$5,624
Changes in assets and liabilities	(2,471)	(4,345)
Income tax expense (benefit)	11	(119)
Acquisition related costs	—	182
Interest income and other, net	(240)	(185)
Adjusted EBITDA	$321	$1,157

Net cash used in investing activities	$(769)	$(143)

Net cash provided by (used in) financing activities	$(21,880)	$195

Revenue Reconciliation

	Three Months Ended March 31,
	2018	2019
Core Analytics revenue[1]	$7,401	$12,784
Marketplace, Local Leads, and other analytics[2]	14,495	13,622
Total Revenue	$21,896	$26,406

[1]	Core analytics revenue includes revenue from analytics customers, including those that are purchasing or buying products derived from the company’s speech technology platform.
[2]

Includes revenue from marketplace, local leads and from tests, consulting services or other analytics revenues that may continue for a limited time but are not anticipated to continue in future periods.

MARCHEX, INC. AND SUBSIDIARIES

Reconciliation of GAAP Net Loss per Share to Adjusted Non-GAAP Loss per Share

(in thousands, except per share amounts)

(unaudited)

	Three Months Ended March 31,
	2018	2019
Adjusted Non-GAAP income (loss) per share	$(0.00)	$0.01

Net loss per share applicable to common stockholders - diluted (GAAP loss per share)	$(0.02)	$(0.03)
Shares used to calculate diluted net loss per share applicable to common stockholders	43,095	44,883

Net loss applicable to common stockholders	$(926)	$(1,299)
Stock-based compensation	951	545
Acquisition related costs	—	182
Amortization of intangible assets from acquisitions	—	1,568
Interest income and other, net	(240)	(185)
Estimated impact of income taxes	23	(309)
Adjusted Non-GAAP income (loss)	$(192)	$502
Adjusted Non-GAAP income (loss) per share	$(0.00)	$0.01

Shares used to calculate diluted net loss per share applicable to common stockholders (GAAP)	43,095	44,883
Weighted average stock options and common shares subject to purchase or cancellation (if applicable)	—	756
Diluted shares used to calculate Adjusted Non-GAAP income (loss) per share[1]	43,095	45,639

[1]

For the purpose of computing the number of diluted shares for Adjusted Non-GAAP income (loss) per share, Marchex uses the accounting guidance that would be applicable for computing the number of diluted shares for GAAP net income (loss) per share.